J.P. Morgan Series Trust II (formerly JPM Series Trust II)
Supplement dated January 6, 1998 to the
Statement of Additional Information dated April 30, 1997
(Supersedes all supplements with respect to the above Trust prior to January 6, 1998)


     1. Effective January 1, 1998, the name of the Trust changed from "JPM Series Trust II" to "J.P. Morgan Series Trust II" and each Portfolio's name changed as follows:

         Old Name                                      New Name

JPM Treasury Money Market Portfolio  J.P. Morgan Treasury Money Market Portfolio
JPM Bond Portfolio                   J.P. Morgan Bond Portfolio
JPM Equity Portfolio                 J.P. Morgan Equity Portfolio
JPM Small Company Portfolio          J.P. Morgan Small Company Portfolio
JPM International Equity Portfolio   J.P. Morgan International Opportunities
                                       Portfolio


2. The third sentence in the paragraph entitled "JPM Bond Portfolio" under the section "Quality and Diversification Requirements" is revised as follows:

     The Portfolio may invest up to 25% of its total assets in securities which are "below investment grade".